UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2026

MALIBU BOATS, INC.
(Exact Name of Registrant as specified in its charter)
Commission file number: 001-36290

Delaware	5075 Kimberly Way,	Loudon,	Tennessee	37774	46-4024640
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices, including zip code)				(I.R.S. Employer Identification No.)

(865)	458-5478
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	MBUU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Information

Malibu Boats, Inc. (the "Company") is filing this Current Report on Form 8-K to present the unaudited pro forma condensed combined statement of operations for the fiscal year ended June 30, 2026 that give effect to the transaction consummated during the fiscal year ended June 30, 2026 described below in Item 9.01(a).

The Updated Pro Forma Financial Information included in this Current Report on Form 8-K has been presented for informational purposes only, as required by Form S-3. It does not purport to represent the actual results of operations that the company would have achieved had the Transactions occurred on July 1, 2025, and is not intended to project the future results of operations that the Partnership may achieve as a result of the Transactions.
Item 9.01 Financial Statements and Exhibits

(a) Pro Forma Financial Information.

As previously disclosed, on March 2, 2026, the Company completed the acquisition of Saxdor Yachts Oy, a Finnish limited company (“Saxdor”), and pro forma financial information has previously been filed with the Securities and Exchange Commission.

The unaudited pro forma condensed combined statement of operations for the fiscal year ended June 30, 2026, giving effect to the acquisition of Saxdor, and the notes related thereto, are included as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The unaudited pro forma condensed combined statement of operations for the fiscal year ended June 30, 2026 included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that the combined company would have achieved had the acquisition occurred on July 1, 2025, and is not intended to project the future results of operations that the combined company may achieve.

(b)    Exhibits

Exhibit No.	Description

Exhibit 99.1	Unaudited pro forma condensed combined statement of operations for the fiscal year ended June 30, 2026.
Exhibit 104	The Cover Page from this Current Report on Form 8-K formatted in inline XBRL.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALIBU BOATS, INC.

	By:	/s/ David S. Black
Date: August 28, 2026		David S. Black
Chief Financial Officer